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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                January 10, 2000
                                ----------------
                        (Date of earliest event reported)




                  THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP

                          THE RESORT AT SUMMERLIN, INC.
             (Exact Name of Registrant as Specified in Its Charter)




                                                                 86-0857506
            NEVADA                     333-49691                 86-0857505
(State of Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



             1160 TOWN CENTER DRIVE, SUITE 200, LAS VEGAS, NV 89144
                    (Address of Principal Executive Offices)




                                 (702) 869-7000
                         (Registrant's Telephone Number)



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ITEM 5. OTHER EVENTS.

        A.      Litigation

        On February 11, 2000, The Resort at Summerlin, Limited Partnership (the "Partnership") and The Resort at Summerlin, Inc., its general partner (the "Company") initiated an action in the United States District Court, District of Nevada (CV-S-00-0182-PMP-RLH) against J.A. Jones Construction Company ("Jones"), J.A. Jones, Inc. ("J.A. Jones"), Helix Electric, Inc. ("Helix") and Micco, Inc. ("Micco"). Jones is the construction manager under a December 22, 1997 Standard Form of Agreement between Owner and Construction Manager among the Partnership, the Company and Jones with respect to the construction of the resort casino (the "Resort Casino") on the property (the "Construction Management Agreement"). J.A. Jones is the parent corporation of Jones. Helix and Micco are contractors with respect to the construction project.

        The Complaint alleges breach of contract, negligence, breach of fiduciary duty, fraud and negligent misrepresentation by Jones in connection with its performance under the Construction Management Agreement and/or otherwise related to the services it rendered in connection with the construction of the Resort Casino, breach of guaranty by J.A. Jones and breach of contract, breach of covenant of good faith and fair dealing and negligence by each of Helix and Micco in connection with the construction of the Resort Casino. The Complaint seeks compensatory damages in excess of $50 million and exemplary damages in excess of $100 million against Jones; compensatory damages in excess of $50 million against J.A. Jones; and compensatory damages in excess of $1 million and exemplary damages in excess of $1 million against each of Helix and Micco.

        On or about January 21, 2000, Jones filed a Notice and Claim of Lien against the Partnership's property in Las Vegas, Nevada (the "Property) in the amount of $16,620,983 for labor and materials allegedly furnished by Jones in connection with the construction of the Resort Casino being operated by the Partnership on the Property. The Partnership also has received notices of other liens against the Property in the aggregate amount of approximately $27.0 million from various parties for labor and materials allegedly furnished in connection with the construction of the Resort Casino.

        On January 10, 2000, Employers Insurance Company of Nevada initiated an action against the Partnership, the Company and ten unnamed defendants in the District Court of Clark County, Nevada (Case No. A413340). The Complaint alleges that as of January 1, 2000, the Partnership, the Company and each defendant owe the plaintiff $1,171,200.00 plus interest, for unpaid insurance premiums.

        B.      Additional Borrowing

        Beginning in November 1999, and on various dates through February 28, 2000, the Partnership has borrowed in the aggregate $30.9 million from Swiss Casinos of America, Inc. ("SCA") an affiliate and a limited partner of the Partnership. This indebtedness will be secured by a subordinated deed of trust and security interest on the Property. The amount of these borrowings is in excess of that permitted under certain restrictive covenants in, and constitutes a default under, each of (i) the December 30, 1997 Credit Agreement with respect to $100 million aggregate principal amount of First Mortgage Notes of the Partnership and the Company, and (ii) the December 31, 1997 Indenture with respect to the Partnership's and the Company's $100 million aggregate principal amount of 13% Senior Subordinated PIK Notes due 2007, Series B. The security interest to be created with respect to this indebtedness also will be in violation of, and constitute a default under, certain restrictive covenants in each of the Indenture and the Credit Agreement.


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        Certificates executed by officers of both the Partnership and the
Company concerning the incurrence of this indebtedness and the intention to create this security interests on the Property have been provided to the Administrative Agent under the Credit Agreement and the Indenture Trustee. The Partnership currently anticipates that it may incur additional indebtedness with SCA or other affiliates from time to time as may be necessary to fund the Partnership's ongoing capital needs. Neither SCA, or any other affiliates or any other party has committed to provide such additional debt financing and there can be no assurance that such financing will be available from SCA, any other affiliate or any other party on acceptable terms, or at all.


ITEM 7.         EXHIBITS.

EXHIBIT NO.
-----------

4               December 31, 1997 Indenture*

10              December 30, 1997 Credit Agreement*

* filed on April 8, 1998 with the Registrants' Form S-4 Registration Statement Under the Securities Act of 1933

FORWARD-LOOKING STATEMENTS

        This Form 8-K contains certain "forward-looking statements" which represent the Partnership's and the Company's expectations or beliefs, including, but not limited to, statements concerning industry performance and the Partnership's and the Company's operations, performance, financial condition, plans, growth and strategies. Any statements contained in this Form 8-K which are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "anticipate," "intend," "could," "estimate" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Partnership's and the Company's control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of the Partnership and the Company.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2000

                          THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP, a Nevada limited partnership (Registrant)

                                   By: THE RESORT AT SUMMERLIN, INC., its
                                       General Partner

                                      By: /s/ Darrell Luery
                                          -----------------
                                          Darrell Luery
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)


                          THE RESORT AT SUMMERLIN, INC., a Nevada corporation (Registrant)

                                      By: /s/ Darrell Luery
                                          -----------------
                                          Darrell Luery
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)